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                                                                    EXHIBIT 23.1





                         INDEPENDENT AUDITORS' CONSENT





The Board of Directors
Kinnard Investments, Inc.

We hereby consent to the inclusion in this Current Report on Form 8-K of Stockwalk.com Group, Inc. of our report dated February 17, 2000 for Kinnard Investments, Inc.


/s/ KPMG LLP


Minneapolis, MN
September 22, 2000


                                 Exhibit 23.1-1